Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Yellowcake Mining Inc. on Form 10-Q for the period ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, and pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lisa Lopomo, hereby certify that:

     1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Yellowcake Mining Inc.

March 18, 2010

                               /s/ Lisa Lopomo
                               -------------------------------------------------
                               Lisa Lopomo
                               President, Secretary, Treasurer, and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Yellowcake Mining Inc. and will be retained by Yellowcake Mining Inc. and furnished to the Securities and Exchange Commission or its staff upon request.